Unaudited Interim Condensed Statements of Financial Position - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
Current Assets:
Cash and cash equivalents	$ 3,324	$ 6,783
Deposits	5,643	7,120
Other current assets	356	591
Total current assets	9,323	14,494
Non-Current Assets:
Right of use assets, net	967	1,107
Property, plant and equipment, net	550	411
Total non-current assets	1,517	1,518
Total Assets	10,840	16,012
Current Liabilities:
Trade accounts payable	149	150
Other accounts payable	1,372	1,217
Lease liabilities	309	329
Financial liabilities at fair market value	438	368
Total current liabilities	2,268	2,064
Non-Current Liabilities:
Lease liabilities	588	728
Loan from the Israeli Innovation Authority	432	398
Total non- current liabilities	1,020	1,126
Shareholders’ Equity:
Share capital and additional paid-in capital	54,831	53,814
Foreign exchange reserve	(2,360)	(1,928)
Accumulated deficit	(44,919)	(39,064)
Total equity	7,552	12,822
Total Liabilities and Shareholders’ Equity	$ 10,840	$ 16,012